GOODWILL	12 Months Ended
Dec. 31, 2020
GOODWILL
GOODWILL

12.   GOODWILL

For the years ended December 31, 2020 and 2019, changes in the net carrying amount of goodwill are as follows:

	2020	2019
Cost
Balance at beginning of year	$583.5	$583.5
Business acquisitions	23.1	—
Balance at end of year	606.6	583.5

Accumulated impairment losses
Balance at beginning and at end of year	68.5	68.5
Net carrying amount	$538.1	$515.0

Recoverable amount

The recoverable amount of the Telecommunications CGU was determined based on the higher of  a value in use or fair value less costs of disposal with respect to the impairment tests performed. The Corporation uses the discounted cash flow method to estimate the recoverable amount, consisting of future cash flows derived primarily from the most recent budget and three‑year strategic plan approved by the Corporation’s management and presented to the Board of Directors. These forecasts considered the CGU’s past operating performance and market share as well as economic trends, along with specific and market industry trends and corporate strategies. In particular, specific assumptions are used for each type of revenue generated by the CGU or for each nature of expenses, as well as for future capital expenditures. Such assumptions will consider, among many other factors, subscribers, competitive landscape, evolution of products and services offerings, wireless penetration growth, technology evolution, bargaining agreements, Canadian GDP rates and operating cost structures.

A perpetual growth rate is used for cash flows beyond the three-year strategic plan period. The discount rate used by the Corporation is a pre-tax rate derived from the weighted average cost of capital pertaining to the CGU, which reflects the current market assessment of (i) the time value of money, and (ii) the risk specific to the assets for which the future cash flow estimates have not been risk-adjusted. The perpetual growth rate was determined with regard to the specific markets in which the CGU participates.

The following key assumptions were used to determine recoverable amounts in the most recent impairment tests performed.

	2020		2019
	Pre-tax discount	Perpetual	Pre-tax discount	Perpetual
CGU group	rate (WACC)	growth rate	rate (WACC)	growth rate
Telecommunications[1]	8.5%	2.0%	9.0%	2.5%
[1]	In 2020 and 2019, the recoverable amounts of the CGU were based on value in use, using the discounted cash flow method.

No reasonable changes in the discount rate or in the perpetual growth rate used in the most recent test performed would have caused the recoverable amount of the Telecommunication CGU to equal its carrying value.

Business acquisitions

On December 31, 2020, Videotron closed the acquisition of Télédistribution Amos inc. and its network in Abitibi-Témiscamingue for a cash consideration of $32.9 million, net of cash acquired of $0.1 million. The acquired assets consist mainly of the network, intangible assets and goodwill.